Exhibit 10h


                              AMENDMENT TO THE
                        BRISTOL-MYERS SQUIBB COMPANY
                         RESTRICTED STOCK AWARD PLAN
                         ---------------------------



Effective December 6, 1994, the Bristol-Myers Squibb Company Restricted Stock Award Plan (the "Plan") is hereby amended as follows:


1. The second sentence of Section 1 of the Plan shall be, and hereby is, amended in its entirety to provide as follows:

"Accordingly, the Company may, from time to time, on or before June 30, 1997, grant to selected employees ("Participants") Awards ("Awards") of shares of common stock of the Company ("Restricted Stock") subject to the terms and conditions hereinafter provided."

2. The second sentence of Section 11 of the Plan shall be, and hereby is, amended in its entirety to provide as follows:

"Unless the Plan shall theretofore have been terminated as herein provided, the Plan shall terminate on, and no Awards shall be made after June 30, 1997, and said Plan termination shall have no effect on Awards made prior thereto."




























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